                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 24, 2002

                              UNITED RENTALS, INC.
                      UNITED RENTALS (NORTH AMERICA), INC.
             (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)

----------------------------------------- ----------------------------------- ----------------------------------
                Delaware                               1-14387                           06-1522496
----------------------------------------- ----------------------------------- ----------------------------------
                Delaware                               1-13663                           06-1493538
----------------------------------------- ----------------------------------- ----------------------------------
    (State or Other Jurisdiction of            (Commission file Number)                 (IRS Employer
             Incorporation)                                                           Identification No.)
----------------------------------------- ----------------------------------- ----------------------------------

Five Greenwich Office Park, Greenwich, Connecticut 06830
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code (203) 622-3131

Four Greenwich Office Park, Greenwich, Connecticut 06830
(Former Address of Principal Executive Offices)

Item 9.  Regulation FD Disclosure.

         Exhibits 99.1 and 99.2 are incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

99.1        Press release issued by United Rentals, Inc. on April 24, 2002

99.2 Edited transcript of investor conference call held by United Rentals, Inc. on April 24, 2002


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 25th day of April 2002.

                                                 UNITED RENTALS, INC.



                                                 By:  Michael J. Nolan
                                                      ----------------
                                                 Name:  Michael J. Nolan
                                                 Title:  Chief Financial Officer



                                                 UNITED RENTALS (NORTH AMERICA),
                                                 INC.



                                                 By:  Michael J. Nolan
                                                      ----------------
                                                 Name:  Michael J. Nolan
                                                 Title:  Chief Financial Officer



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